UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2011

ROCHESTER MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-18933	41-1613227
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Rochester Medical Drive, Stewartville, MN 55976

(Address of principal executive offices)

Registrant’s telephone number, including area code: (507) 533-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of Rochester Medical Corporation, a Minnesota corporation (the “registrant”), filed with the Securities and Exchange Commission (the “Commission”) on April 8, 2011 (the “Initial Form 8-K”), to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, on April 7, 2011, the registrant completed the acquisition of the outstanding capital stock of Laprolan B.V., a corporation organized under the laws of The Netherlands and a wholly owned subsidiary of Fornix BioSciences N.V., pursuant to a Share Purchase Agreement dated as of January 12, 2011 (the “Purchase Agreement”). The Company paid cash of €10,474,974 (US $15,057,775) as of closing. As provided in the Purchase Agreement, the transaction had a retroactive effective date of January 1, 2011.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following audited financial statements of Laprolan B.V. are being filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference:

Independent Auditors’ Report

Statements of Earnings for the Years Ended December 31, 2010 and 2009

Statements of Comprehensive Income for the Years Ended December 31, 2010 and 2009

Balance Sheets as of December 31, 2010 and 2009 and January 1, 2009

Statements of Stockholders’ Equity for the Years Ended December 31, 2010 and 2009

Statements of Cash Flows for the Years Ended December 31, 2010 and 2009

Notes to Financial Statements

(b)	Pro Forma Financial Information.

The following unaudited pro forma combined financial information is furnished as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference:

Pro Forma Combined Condensed Statement of Operations for the Year Ended September 30, 2010

Pro Forma Combined Condensed Statement of Operations for the Six Months Ended March 31, 2011

Notes to Pro Forma Combined Condensed Financial Information

(d)	Exhibits.

2.1	Share Purchase Agreement, dated January 12, 2011, between Fornix Biosciences N.V. and Rochester Medical Corporation (incorporated by reference to exhibit 2.1 to the registrant’s Quarterly Report on Form 10-Q filed with the Commission on May 10, 2011)

23.1	Consent of KPMG Accountants N.V.

99.1	Audited financial statements of Laprolan B.V. as of December 31, 2010 and 2009, and for the years then ended.

99.2	Unaudited pro forma combined financial information for the year ended September 30, 2010 and six months ended March 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 23, 2011

ROCHESTER MEDICAL CORPORATION

By:	/s/ David A. Jonas
David A. Jonas
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG Accountants N.V.

99.1	Audited financial statements of Laprolan B.V. as of December 31, 2010 and 2009, and for the years then ended.

99.2	Unaudited pro forma combined financial information for the year ended September 30, 2010 and six months ended March 31, 2011.